SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 3, 2007
 (Date of earliest event reported)

SYNERGX SYSTEMS INC.
(Name of small business issuer in its charter)

Delaware      11-2941299
(State or other jurisdiction of incorporation   (I.R.S. Employer Identification No.)
                                                                                                                     or organization)

209 Lafayette Drive, Syosset, New York                                                        11791
(Address of principal executive offices)      (Zip code)

Issuer's telephone number: (516) 433-4700

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Orhan Sadik-Khan, a director of Synergx Systems Inc., passed away on August 3, 2007.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SYNERGX SYSTEMS INC.
                                         (Registrant)

                                        By: /s/ JOHN A. POSERINA
                                               ---------------------------------
                                        John A. Poserina,
                                        Chief Financial Officer, Secretary
                                         And Director(Principal Accounting and
                                         Financial Officer)

Dated: August 8, 2007